UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

PURSUANT TO SECTION 13 OR 15(d) OF
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 30, 2011

ENER1, INC.
(Exact Name of Registrant as Specified in Charter)

Florida	001-34050	59-2479377
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1540 Broadway, Suite 40
New York, NY 10036
(Address of Principal Executive Offices) (Zip Code)

(212) 920-3500
(Registrant’s Telephone Number, including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 1.01             Entry Into a Material Definitive Agreement.

 Amendment to Loan Agreement

Ener1, Inc. (“Ener1”), as borrower, Bzinfin S.A. (“Bzinfin”), as agent, and certain investment funds managed by Goldman Sachs Asset Management, L.P. and Bzinfin, as lenders, entered into Amendment No. 2 to Loan Agreement (the “Second Amendment”), dated as of December 30, 2011, amending the terms of the $4,500,000 Loan Agreement (the “Loan Agreement”), dated as of November 16, 2011, and described in Ener1’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on November 22 , 2011 (the “11/22/11 Form 8-K”) as amended by a Letter Amendment, dated December 23, 2011, and described in Ener1’s Current Report on Form 8-K filed with the SEC on December 30, 2011.  Pursuant to the Second Amendment, Bzinfin, in its capacity as lender, made an additional $2,000,000 term loan (the “Additional Loan”) to Ener1.  The Additional Loan, like the original Loan, matures on January 9, 2012, and bears interest at LIBOR plus 7.00% per annum.  Ener1’s obligations under the Loan Agreement, as amended by the Letter Amendment and the Second Amendment, are secured by all of the present and future assets of Ener1, subject to certain exceptions, and guaranteed by its subsidiaries, EnerDel, Inc., EnerFuel, Inc. and NanoEner, Inc., which have secured their guarantees with pledges of certain of their assets. The relationships between Ener1 and the other parties to the Amendment are described in the 11/22/11 Form 8-K.

Ener1 utilized the proceeds of borrowings under the Additional Loan to fund a portion of the first installment of Ener1’s capital contribution (such first installment, the “Capital Contribution”) required under the Sino-Foreign Equity Joint Venture Contract (the “Joint Venture Agreement”) of Zhejiang Wanxiang Ener1 Power Systems Co., Ltd. (the “Joint Venture”) between Ener1 and Wanxiang EV Co., Ltd. (“Wanxiang EV”), dated as of January 17, 2011, and described in Ener1’s Current Report on Form 8-K filed with the SEC on January 21, 2011 (the “1/21/11 Form 8-K”).  In connection therewith, Ener1 has deposited the proceeds of the Additional Loan into the escrow account established under the Escrow Agreement described below.

The above description of the Second Amendment is not complete and is qualified in its entirety by the full text of the Second Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Wanxiang International Investment Corporation Loan Commitment

On December 30, 2011 (the “Closing Date”), Ener1 accepted and agreed to a Loan Commitment (the “Loan Commitment”) from Wanxiang International Investment Corporation (“Wanxiang International”).  Pursuant to the Loan Commitment, Wanxiang International agreed to provide to Ener1 a $40,000,000 term loan in two installments of $20,000,000 each (each a “Loan Installment”), with the first Loan Installment to be paid upon receipt of a Floating Rate Secured Note (the “Note” and, together with the Loan Commitment, the “Wanxiang Loan Agreement”) and the second Loan Installment to be paid on a future date as set by the Board of Directors of the Joint Venture. Each Loan Installment will mature on the fourth anniversary of the date on which Wanxiang International advances the proceeds of each such Loan Installment, and will bear interest at a floating rate determined on the first business day of each month equal to the prime rate plus 5.00% per annum; provided that the applicable interest rate will not be less than 9.00%.  Ener1’s obligations under the Wanxiang Loan Agreement are non-recourse as to the principal amount of each Loan Installment (but not interest and other charges under the Wanxiang Loan Agreement) but are secured by Ener1’s equity interest in the Joint Venture.  The Note is subject to customary events of default.

Ener1 is required to use the proceeds of the borrowings under the Wanxiang Loan Agreement to pay a portion of its Capital Contribution.

In conjunction with the Wanxiang Loan Agreement, Ener1, Wanxiang International and Barack Ferrazzano Kirschbaum & Nagelberg LLP (the “Escrow Agent”), as escrow agent, entered into an Escrow Agreement (the “Escrow Agreement”), dated December 30, 2011.  Pursuant to the Escrow Agreement, Ener1 deposited a total of $4,000,000, which includes the proceeds of the Additional Loan (the “Escrow Funds”), with the Escrow Agent.

The Escrow Funds will be released to the Joint Venture upon (a) joint written instruction of Ener1 and Wanxiang International, (b) court order directing disbursement, or (c) the Escrow Agent’s determination that Ener1 has delivered to the Joint Venture, as a portion of the Capital Contribution, the $20,000,000 proceeds of the first Loan Installment under the Wanxiang Loan Agreement.  In the event that none of the foregoing has occurred on or before May 1, 2012, then (1) if the Joint Venture has not received Ener1’s Capital Contribution due to a breach of the Loan Commitment by Wanxiang International, the Escrow Funds shall be returned to Ener1 or (2) if Ener1 has not or is prohibited from commencing a case under chapter 11 of the United States Bankruptcy Code on or before January 31, 2012, $2,000,000 of the Escrow Funds shall be disbursed to Wanxiang International in exchange for a release of Ener1’s obligations under the Joint Venture and the balance of the Escrow Funds will be returned to Ener1.

The above description of the Wanxiang Loan Agreement and the Escrow Agreement is not complete and is qualified in its entirety by the full text of the Wanxiang Loan Agreement and the Escrow Agreement, which are filed as Exhibits 10.2 and 10.3, respectively, to this Current Report on Form 8-K and are incorporated by reference herein.

Wanxiang International is an affiliate of Wanxiang EV.  As described in the 1/21/11 Form 8-K, Wanxiang EV and Ener1 entered into the Joint Venture Agreement, pursuant to which Wanxiang EV will own 60% of the equity interests of the Joint Venture and Ener1 will own the remaining 40% of the equity interests in the Joint Venture.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference in this Item 2.03.

Item 9.01	Financial Statements and Exhibits

(d)     Exhibits

Exhibit No.	Description
10.1*
Amendment No. 2 to Loan Agreement, dated December 30, 2011, by and among Ener1, Inc., Bzinfin S.A., as agent, and Bzinfin S.A., Liberty Harbor Special Investments, LLC and Goldman Sachs Palmetto State Credit Fund, L.P., as lenders.

10.2*	Loan Commitment, dated December 30, 2011, from Wanxiang International Investment Corporation to Ener1, Inc., including the form of Floating Rate Secured Note attached as Exhibit A thereto.
10.3*	Escrow Agreement, dated December 30, 2011, by and among Barack Ferrazzano Kirschbaum & Nagelberg LLP, as escrow agent, Ener1, Inc. and Wanxiang International Investment Corporation.
_______________
*   Filed Herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 6, 2012	Ener1, Inc.

	By:	/s/ Nicholas Brunero
Name: Nicholas Brunero
Title: Interim President and General Counsel